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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

            CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
               (DATE OF EARLIEST EVENT REPORTED): AUGUST 12, 2004


                                 ZONAGEN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                       0-21198              76-0233274
(STATE OR OTHER JURISDICTION OF         (COMMISSION         (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)          FILE NUMBER)       IDENTIFICATION NO.)


                        2408 TIMBERLOCH PLACE, SUITE B-1
                           THE WOODLANDS, TEXAS 77380
                             (ADDRESS OF PRINCIPAL
                               EXECUTIVE OFFICES
                                 AND ZIP CODE)


                                 (281) 719-3400
                        (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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ITEM 5. OTHER INFORMATION


         On August 12, 2004, Zonagen, Inc. (the "Company") announced in a press release that the 2004 Annual Meeting of Stockholders of the Company will be held on Wednesday, September 29, 2004, at 1:00 p.m., Eastern Standard Time, at the Marriott, New York East Side Hotel, 525 Lexington Avenue, New York, New York. A Notice of the Annual Meeting, Proxy Statement and form of Proxy will be provided to shareholders of record as of August 20, 2004.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         c.  Exhibits

         Exhibit
         Number            Description
         ------            -----------

            99.1           Press Release dated August 12, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The Company announced in a press release dated August 12, 2004 its financial results for the three months and six months ended June 30, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1. The press release is incorporated by reference herein and the foregoing description of the press release is qualified in its entirety by reference to the attached exhibit.

         The information in this report, including the Exhibit, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, the information in this report, including the Exhibit, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ZONAGEN, INC.

Date: August 12, 2004.

                                       By: /s/ LOUIS PLOTH, JR.
                                           ------------------------------------
                                           Louis Ploth, Jr.
                                           Vice President, Business Development
                                           and Chief Financial Officer

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                                 EXHIBIT INDEX


          Exhibit
          Number           Description
          -------          ------------

             99.1          Press Release dated August 12, 2004.